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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 20, 2004


                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                          0-27168                  95-4102687
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(state or other juris-            (Commission              (I.R.S. Employer
diction of incorporation)         File Number)             (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                10018
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  (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

                                      N/A
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE ARRANGEMENT

            Viewpoint Corporation and EagleRock Master Fund, LP entered into a Securities Purchase Agreement, dated as of December 20, 2004, under which Viewpoint issued 1,886,792 shares of Viewpoint common stock in a private placement to EagleRock at a purchase price of $2.65 per share (resulting in aggregate gross proceeds of $4,999,998.80).

            The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended and were sold in reliance upon the exemption from securities registration afforded by Regulation D. EagleRock represented to Viewpoint that it is an "Accredited Investor", as defined in Rule 501 of Regulation D under the Securities Act. In connection with the private placement, Viewpoint entered into a Registration Rights Agreement with EagleRock pursuant to which Viewpoint is required to file a registration statement with the SEC covering the shares within 30 days of the closing of the private placement.

            The foregoing is a summary of the terms of the Securities Purchase Agreement and Registration Rights Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibit
            10.1 and Exhibit 10.2.

            Viewpoint issued a press release announcing the transaction on December 22, 2004. A copy of the press release is attached hereto as
            Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  The following exhibits are filed herewith:

                  10.1 Securities Purchase Agreement, dated as of December 20, 2004, by and between Viewpoint Corporation and EagleRock Master Fund, LP.

                  10.2 Registration Rights Agreement, dated as of December 20, 2004, by and between Viewpoint Corporation and EagleRock Master Fund, LP.

                  99.1 Press release issued by Viewpoint Corporation on December 22, 2004.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIEWPOINT CORPORATION

                                        /s/ Jerry S. Amato
                                        -----------------------------------
                                        Jerry S. Amato
                                        Chief Executive Officer



Dated:  December 22, 2004